EXHIBIT 32

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of United Network Marketing Services, Inc. (the "Company") on Form 10-QSB for the Fiscal Quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth Levy, President, Principal Executive Officer and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth Levy
-----------------------------------
Kenneth Levy
President, Principal Executive
Officer and Principal Financial
and Accounting Officer

November 11, 2004